                                                          EXHIBIT 10.5

                HOME PROPERTIES OF NEW YORK, L.P.
                        AMENDMENT NO. TEN
                               TO
                      AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP


The Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective January 1, 1997, such that the "Schedule A" attached hereto shall be substituted for the "Schedule A" currently attached to the Partnership Agreement. The purpose of this amendment is to reflect the substitution of Linda Wells Davey as a limited partner and to reflect the current number of Units currently held by the General Partner.

As modified above, the Partnership Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment No. Ten to the Partnership
Agreement is hereby executed as of the 1st day of January, 1997.

GENERAL PARTNER
HOME PROPERTIES OF NEW YORK, INC.



/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Vice President and Secretary

LIMITED PARTNERS
See Schedule A attached.


By:  HOME PROPERTIES OF NEW YORK, INC.
     under a power of attorney


/s/ Ann M. McCormick
--------------------

Ann M. McCormick
Vice President and Secretary


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
                             1/1/97

                           SCHEDULE A

                HOME PROPERTIES OF NEW YORK, L.P.

            PARTNERS, UNITS AND PERCENTAGE INTERESTS

                         GENERAL PARTNER



                                                                              Number of Percentage
Name and Identifying Number         Business or Residence Address            Units Held   Interest

Home Properties of New York, Inc.   850 Clinton Square                    6,144,498.156  83.62686%
                                    Rochester, New York 14604

LIMITED PARTNERS


Home Leasing Corporation            850 Clinton Square                          429,376   5.84382%
                                    Rochester, New York 14604

Leenhouts Ventures                  850 Clinton Square                            8,010   0.10902%
                                    Rochester, New York 14604

Norman P. Leenhouts                 850 Clinton Square                              467   0.00636%
                                    Rochester, New York 14604

Nelson B. Leenhouts                 850 Clinton Square                              219   0.00298%
                                    Rochester, New York 14604

Arlene Z. Leenhouts                 850 Clinton Square                           50,000   0.68050%
                                    Rochester, New York 14604

Nancy E. Leenhouts                  850 Clinton Square                           50,000   0.68050%
                                    Rochester, New York 14604

Amy L. Tait                         850 Clinton Square                           11,195   0.15236%
                                    Rochester, New York 14604

Amy L. Tait and                     850 Clinton Square                            2,548   0.03468%
   Robert C. Tait                   Rochester, New York 14604

Ann M. McCormick                    850 Clinton Square                              565   0.00769%
                                    Rochester, New York 14604

Ann M. McCormick and                850 Clinton Square                            1,737   0.02364%
   Patrick M. McCormick             Rochester, New York 14604

David P. Gardner                    850 Clinton Square                            3,506   0.04772%
                                    Rochester, New York 14604

William E. Beach                    850 Clinton Square                            2,433   0.03311%
                                    Rochester, New York 14604

William E. Beach and                850 Clinton Square                            3,046   0.04146%
   Richelle A. Beach                Rochester, New York 14604

Paul O'Leary                        850 Clinton Square                            3,207   0.04365%
                                    Rochester, New York 14604

Richard J. Struzzi                  850 Clinton Square                            2,363   0.03216%
                                    Rochester, New York 14604

Robert C. Tait                      850 Clinton Square                               70   0.00095%
                                    Rochester, New York 14604

Timothy A. Florczak                 850 Clinton Square                              600   0.00817%
                                    Rochester, New York 14604

Laurie Tones                        850 Clinton Square                            6,033   0.08211%
                                    Rochester, New York 14604


John K. Gardner                     223 Clark Lane                                1,500   0.02042%
Money Purchase Pension Plan         Camillus, New York 13031

Peter L. Cappuccilli, Sr.           605 Genesee Street                            6,250   0.08506%
                                    Syracuse, New York 13204

Rocco M. Cappuccilli                605 Genesee Street                            6,250   0.08506%
                                    Syracuse, New York 13204


J. Neil Boger                       27 Arlington Drive                            1,225   0.01667%
                                    Pittsford, New York 14534

Joyce P. Caldarone                  162 Anchor Drive                              1,225   0.01667%
                                    Vero Beach, Florida 32963

Linda Wells Davey                   17 Green Valley Road                          1,225   0.01667%
                                    Pittsford, New York 14534

John G. Dorschel                    20 NE Plantation Road                         1,225   0.01667%
                                    Stuart, Florida 34996

Richard J. Dorschel                 32 Whitestone Lane                            1,225   0.01667%
                                    Rochester, New York 14618

Elizabeth Hatch Dunn                P.O. Box 14261                                2,450   0.03334%
                                    North Palm Beach, Florida 33408

Rufus Hedges                        c/o J. Ernest Brophy                          2,450   0.03334%
                                    1061 Coconut Road
                                    Boca Raton, Florida 33432

Jeremy A. Klainer                   295 San Gabriel Drive                           612   0.00833%
                                    Rochester, New York 14610

J. Robert Maney                     506 Panorama Trail                            2,450   0.03334%
                                    Rochester, New York 14625

John A. McAlpin                     6270 Bopple Hill Road                         1,225   0.01667%
                                    Naples, New York 14512-9771

George E. Mercier                   99 Ridgeland Road                             1,225   0.01667%
                                    Rochester, New York 14623

Harold S. Mercier                   404 Miami Avenue                              1,225   0.01667%
                                    Terrace Park, Ohio 45174

Michelle Mercier                    99 Ridgeland Road                             1,225   0.01667%
                                    Rochester, New York 14623

Jack E. Post                        4898 East Lake Road                           1,225   0.01667%
                                    Rushville, New York 14544

Robert T. Silkett                   3 Dartmouth Court                             1,225   0.01667%
                                    Pittsford, New York 14534

Carolyn M. Steklof                  144 Dunrovin Lane                             1,225   0.01667%
                                    Rochester, New York 14618


Conifer Development, Inc.           850 Clinton Square                           20,738   0.28225%
                                    Rochester, New York 14604

Conifer Realty, Inc.                850 Clinton Square                          285,403   3.88435%
                                    Rochester, New York 14604

Richard J. Crossed                  850 Clinton Square                           68,021   0.92577%
                                    Rochester, New York 14604

Crossed Family Partnership          850 Clinton Square                            7,200
                                    Rochester, New York 14604

Peter J. Obourn                     850 Clinton Square                           30,700   0.41783%
                                    Rochester, New York 14604

John H. Fennessey                   850 Clinton Square                           30,700   0.41783%
                                    Rochester, New York 14604


Tamarack II Associates              850 Clinton Square                            2,027   0.02759%
                                    Rochester, New York 14604

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Burton S. August                    11 Woodbury Place                             4,246   0.05779%
                                    Rochester, New York 14618

Charles J. August                   355 Ambassador Drive                          4,246   0.05779%
                                    Rochester, New York 14610

Robert W. August                    35 Woodstone Rise                             1,158   0.01576%
                                    Pittsford, New York 14534

John H. Cline                       35 Vick Park A                                2,316   0.03152%
                                    Rochester, New York 14607

Ralph DeStephano, Sr.               1249-1/2 Long Pond Road                       2,316   0.03152%
                                    Rochester, New York 14626

Philip W. Dunsker                   70 Woodland Road                              2,316   0.03152%
                                    Short Hills, New Jersey 07078

Gerald A. Fillmore                  3800 Delano Road                              2,316   0.03152%
F/B/O Living Trust of G.A.F.        Oxford, Michigan 48371

Esther Lowenthal                    1400 East Avenue                              2,316   0.03152%
                                    Rochester, New York 14610

Richard J. Katz, Jr.                191 Island Drive                              2,316   0.03152%
                                    Jupiter, Florida 33477

Anwer Masood, MD                    1445 Portland Avenue                          2,316   0.03152%
                                    Rochester, New York 14621

Elizabeth W. Pine                   1350 Highland Avenue                          1,448   0.01971%
                                    Rochester, New York 14620

Estate of Ernest I. Reveal, Jr.     c/o Mr. Donald K. Easterly                    2,316   0.03152%
                                    Chase P.O. Box 1412
                                    Rochester, New York 14603

Gregory J. Riley, MD                18 Whitestone Lane                            2,316   0.03152%
                                    Rochester, New York 14618

Thomas P. Riley                     346 Beach Avenue                              2,316   0.03152%
                                    Rochester, New York 14612

Tamarack Associates                 c/o Mr. Timothy D. Fournier                   2,316   0.03152%
                                    46 Prince Street
                                    Rochester, New York 14607

William G. vonberg                  8 Old Landmark Drive                          2,316   0.03152%
                                    Rochester, New York 14618

Stephen C. Whitney                  9 Devonwood Lane                                869   0.01183%
                                    Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara          136 Mendon-Ionia Road                         2,316   0.03152%
                                    Mendon, New York 14506


The Joseph A. Cicci Revocable Trust 109 Wyoming Street                          104,118   1.41705%
                                    Syracuse, New York 13204


TOTAL UNITS                                                               7,347,517.156

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